FORM N-CSR

   CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INESTMENT COMPANIES

Investment Company Act file number                   811-08465

Exact name of registrant as specified in charter     CAMCO Investors Fund

Address of principal executive offices               30 East Main St.
                                                     Berryville VA 22611

Name and address of agent for service                Dennis M. Connor
                                                     30 East Main St.
                                                     Berryville VA 22611

Registrants telephone number, including area code    703-709-7008

Date of fiscal year end:                             12/31/03

Date of reporting period:                            01/01/03 to 06/30/03














































Item 1. Report to Shareholders.
                                                         CAMCO Investors Fund
                                                         30 East Main St.
                                                         Berryville VA 22611
                                                         June 30, 2003

Dear Shareholder:

Your Fund started 2003 at $9.82 per share. Results show that our net asset value per share advanced to $$9.86 representing an increase in value of 0.4% so far this year as compared to the Dow Jones Industrial Average that has advanced 7.7%.

Management has closed the Fund to new investors until the state of domicile is has been successfully switched from Pennsylvania to Maryland and the search for a facility to handle back room services has been completed. All expences to date have been paid by the Investment Adviser who has also waived all Advisory fees.

Financial figures for the half year ended June 30, 2003 are attached.




Respectfully submitted,



Bernard B. Klawans
Agent




































                            THE CAMCO INVESTORS FUND
          PORTFOLIO OF INVESTMENTS - IN SECURITIES, JUNE 30, 2003






  The Fund holds no securities at this time.



















































The accompaning notes are an integral part of this unaudeted financial statement

                            CAMCO INVESTORS FUND
               STATEMENT OF ASSETS & LIABILITIES - June 30, 2003

ASSETS:
  Cash and cash equivalents                                        $     37,129
                                                                    ___________
           Total Assets                                            $     37,129
                                                                    ___________

LIABILITIES:
          Total Liabilities                                                   0
                                                                    ___________
NET ASSETS:                                                         $    37,129
                                                                    ___________

COMPOSITION OF NET ASSETS: Common stock                             $         4
  Paid in capital                                                       367,644
  Accumulated net realized loss on investments                         (330,519)
  Net unrealized depreciation of securities                                   0
                                                                    ___________
NET ASSETS: (equivalent to $9.86 per share based on 3,764
            shares outstading) (Note 5)                             $    37,129
                                                                    ===========

           STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2003

INVESTMENT INCOME: Interest                                         $       205
  Dividends                                                                   0
  Miscellaneous                                                              12
                                                                    ___________
    Total investment income                                                 217


EXPENSES:
  Investment advisory fee (Note 2)                                            0
                                                                    ___________
    Total expenses                                                            0
                                                                    __________
NET INVESTMENT INCOME:                                              $       217
                                                                    ___________
REALIZED GAIN OR (LOSS) FROM INVESTMENTS:
  Net realized gain on investment securities                                  0
  Net decrease in unrealized depreciation on investment securities            0
                                                                     __________

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:                            0
                                                                     __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:               $       217
                                                                     ==========

The accompanying notes are integral parts of this unaudited financial statement

                             THE CAMCO INVESTORS FUND

                       STATEMENT OF CHANGES IN NET ASSETS
               SIX MONTHS ENDED JUNE 30, 2003 & YEAR ENDED 2002

                                                       06/30/03       12/31/02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Investment income - net                              $      217     $     (122)
 Net realized gain (loss) from investment transactions         0       (251,457)
 Unrealized appreciation (depreciation) of investments         0        215,400
                                                      __________     __________
 Net inc. (decrease) in net assets from operations           217        (36,179

 Distributions to shareholders                                 0              0
 Share transactions (Note 6)                             (12,486)    (3,183,313)
                                                      __________     __________
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (12,269)    (3,219,492)

NET ASSETS
  Beginning of period                                     49,398      3,268,890
                                                      __________     __________
  End of period                                       $   37,129     $   49,398
                                                      ==========     ==========


                  NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2003

1. ORGANIZATION - The CAMCO Invetors Fund (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide apprec-iation through investment in common stocks and securities convertible into com-mon stocks.
2. SIGNIFICANT ACCOUNTING POLICIES - Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities that have no readily available market quotations are priced at their fair value as determined in good faith by or under the supervision of the Company's Board of Directors in accord-ance with methods that have been authorized by the Board. Short-term invest-ments with maturities of 60 days or less are valued at amortized cost that ap-proximates market value.
Securities Transactions and Investment Income: Security transactions are re-corded on the dates the transactions are entered into (the trade dates). Rea-lized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest in-come is determined on the accrual basis. Discount on fixed income secur-ities is amortized.
Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in reclass-ifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on in-vestment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                             THE CAMCO INVESTORS FUND
           NOTES TO FINANCIAL STATEMENTS (Continued) - JUNE 30, 2003

2. SIGNIFICANT ACCOUNTING POLICIES (continued) - Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in these financial statements. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
3. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES - Under the terms of the investment management agreement, Cornerstone Management Corp. (the "Manager") will receive a fee, payable monthly, for providing security investment advice at an anual rate of 1% based on the average daily net assets of the Fund. The Man-ager will receive a fee, payable monthly, for the performances of its services at an annual rate of 1% based on the average daily assets of the Fund. The fee is normally accrued daily and paid monthly. All these fees were waived for the six months ended June 30, 2003. The Manager provided transfer agency, portfolio pricing, administration, accounting, financial reporting, tax accounting, and compliance services to the Fund at no charge over this period. Mr. Dennis M. Coner is a Director and officer of the Manager and is a Director and President of the Fund.
4. INVESTMENT TRANSACTIONS - There were no purchases and sales of investment securities for the six months ended June 30, 2003. At the end of this period, there was no net unrealized appreciation or depreciation of securities for Federal income tax purposes. All Fund assets were held in a Commerce Bank checking account.
5. CARRYOVERS - At June 30, 2003, the Fund had a net capital loss carryforward of $330,737 that expires in 2010.
6. CAPITAL SHARE TRANSACTIONS - As of June 30, 2003, there were 100,000,000 shares of $.001 per value capital stock authorized. The par value and paid-in capital totaled $367,648. Transactions in capital stock were as follows for the six months ended June 30, 2003 and the twelve months ended December 31 2002:
                                        June 30, 2003       December 31, 2002
                                      Shares     Amoun      Shares     Amount
                                      -----------------   ---------------------
Shares sold                            3,754   $ 37,029     20,926  $   203,400
Shares issued in dividend reinvestment     0          0          0
Shares redeemed                      ( 5,020)  ( 49,515)  (348,601)  (3,386,713)
                                       _________________  ______________________
Net increase (decrease)              ( 1,266)  $ 12,486)  (327,675) $(3,183,313)
                                     ===========================================
7. DISTRIBUTIONS TO SHAREHOLDERS - There was no distribution to shareholders in 2002 because there was no net investment income.


                          This is an unaudited report

Item 10. Exhibits.
   A. Code of Ethics.

   B. Certification.